Exhibit 99.2

 Corporate UpdateDecember 2018

 2  Forward Looking Statements  Certain statements in this presentation and associated oral statements made by management may constitute "forward-looking statements.” Words such as “believes”, “expects”, “projects”, “future” and similar expressions often identify such forward-looking statements. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risk factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the risk of the Company completing its development work, the risks of delays in FDA approval (or failure to approve) of our drug candidates as well as the risks inherent in commercializing a new product (including technology risks, market risks, financial risks and implementation risks, and other risks and uncertainties affecting the Company including those described in our Form S-1 with the Securities and Exchange Commission (“SEC”). The Company disclaims and is not under any obligation to revise any forward-looking statements, including, without limitation, financial estimates, whether as a result of new information, future events, or otherwise, except as required by applicable law. This presentation also contains estimates and other statistical data made by independent parties relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business.All third-party trademarks, including names, logos and brands, referenced by us in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only. Such use should not be construed as an endorsement of the products or services of us or this potential offering.* LibervantTM, the preliminary brand name for Diazepam Buccal Film, was conditionally accepted by the U.S. Food and Drug Administration (FDA) and will be submitted for final FDA review and approval in the Diazepam Buccal Film New Drug Application (NDA).

Corporate Highlights

Broad, Late-Stage Product Pipeline	• Two late-stage CNS product candidates aimed at improving treatment paradigms • Complex molecule product candidates in immunology and endocrinology targeting large market opportunities
Commercial-Stage, Innovative Technology & Global IP	• Received FDA approval and launched SYMPAZAN™, adjunctive treatment of seizures associated with Lennox-Gastaut syndrome • Commercial team with numerous product launches, including Diastat, Onfi and others in CNS space • World-class manufacturing capabilities • PharmFilm technology allows unmet patient needs to be addressed in novel ways • Extensive patents or patent applications provide protection to 2037
Revenue and Cash Flow from Successful Partnerships	• Multiple collaborations covering products from early-stage to commercial • ~$50.6 million in revenue generated from licensed products and collaborations for first nine months 2018 • Cash flows re-invested in development of proprietary pipeline • Experienced management team and board with track record of developing and commercializing pharmaceutical products

3

Aquestive

Strategic Evolution

Unlocking value by advancing proprietary CNS and complex molecules

Marketed Products
Suboxone, Zuplenz

Emerging Leader in Epilepsy & CNS
Diazepam, Clobazam, Riluzole

Pioneer in Delivery of Complex Molecules
Epinephrine, Octreotide

Commercialization Team Build

Innovative Product Development

World Class Manufacturing

Leading Global Intellectual Property Portfolio

4

Aquestive

 Proprietary and Partnered Pipeline Summary  5

Multiple Upcoming Near-Term Catalysts

✓ = Milestone Achieved

	2017	H1 2018	H2 2018	2019+
Libervant *(diazepam)*		EMU Adult Data ✓	EMU Adult Data ✓	NDA Submission; PDUFA Date; Launch
Sympazan *(clobazam)*	NDA Filed ✓	Tentative Approval ✓; Final Approval ✓	Tentative Approval ✓; Final Approval ✓; Launch ✓	
Exservan *(riluzole)*				NDA Submission; PDUFA Date; Launch
AQST-108 *(epinephrine)*				Phase 1 Data; IND
AQST-305 *(octreotide)*				Human PoC Data
APL-130277 *(apomorphine)*		NDA Filed ✓		PDUFA Date; Launch(1)
KP415(2) *(d-methylphenidate)*		Positive Top-Line Safety and Efficacy Data ✓	Positive Top-Line Safety and Efficacy Data ✓	NDA Submission (1)

☐ = *Partnered product*

1. Aquestive estimate
2. Aquestive is entitled to double digit percentages of any value generated by KP415

6

Aquestive

Experienced Management Team & Board of Directors

Leadership Team



Keith Kendall
President, Chief Executive Officer & Director



Dan Barber
SVP, Chief Strategy and Development Officer



Peter Boyd
SVP, Operations and Value Delivery



Lori Braender
SVP, General Counsel



Ken Marshall
Commercial Leader



John Maxwell
SVP, Chief Financial Officer



Mark Schobel
Chief Innovation & Technology Officer



Theresa Wood
SVP, Human Resources and Organizational Development

Board of Directors



Doug Bratton
Founding Partner and Chief Investment Officer,
Crestline Investors / Ed Bass Group



Greg Brown, M.D.
Founding Managing Director, Healthcare Royalty Partners



John Cochran
Partner and COO, Crestline Investors / Ed Bass Group



Sandy Costa
Former President & COO, Quintiles



Nancy Lurker
CEO of EyePoint Pharmaceuticals (NASDAQ: EYPT), former CEO of PDI Corporation



James S. Scibetta
CEO of Maverick Therapeutics, former President of Pacira Pharmaceuticals

7

Aquestive

PharmFilm Technology

PharmFilm®

- First FDA approved oral films for lingual, sublingual and combination drug delivery
- Multiple advantages versus IV, tablet and liquid formulations
- World leader in supplying oral films for prescription pharmaceutical products
  - FDA- and DEA-inspected facilities with capacity sufficient for commercial quantities of products and product candidates currently in development
- Robust intellectual property estate with at least 200 approved patents and more than 75 pending patents



8

Aquestive

 CNS Product Portfolio & Strategy

 Sympazan(clobazam oral film)Launch underway

Sympazan: Positioning in LGS Treatment Paradigm

- Lennox-Gastaut syndrome (LGS) is a rare, intractable form of epilepsy affecting ~55K patients in the US
- Medication administration perceived as significant unmet need
  - Approximately 30-40% of LGS patients experience dysphagia
  - Caregivers struggle through decades of difficult treatment regimens, dosing alternatives to address this daily challenge

ONFI

- Approximately 500K prescriptions annually
- Available only in tablet and suspension formulations
- LGS patients often cannot, or refuse to, swallow
  - Leads to caregivers crushing tablets or using liquid formulations
  - Can result in patient receiving sub-optimal dose



Barrel
Plunger
Dosage indicators
Tip
Black ring on plunger

Lennox-Gastaut Syndrome Market



Patients with Epilepsy
3.4M
Patients with Refractory Seizures
1.2M
LGS Patients (55K)



High
Low
Compliance
Crushed Tablet or Solution Administered via G-tube
Solutions
Tablets
Atypical LGS
Crushed Tablet, Mixed with Food or Dissolved
Ability to Swallow
Low
Moderate
High

11

Aquestive

Commercialization Strategy

- Commercial leadership with multiple product starts, including launches of Diastat and ONFI
- 30 person sales team, led by three seasoned Regional Directors, designed to support high prescribing HCPs in epilepsy space
  - *Completed home study and live training at National Sales Meeting alongside 30 clinicians*
  - *Deployed to introduce company, educated value of PharmFilm, schedule appointments and peer programs*
  - *Estimated >90% prescribing physician overlap between Libervant and Sympazan to enable dedicated sales team to cover most of the market*
  - *Plan to expand ultimate sales team size of ~50 with 5 first line managers ahead of Libervant launch*
- Built distribution network to ensure supply in pharmacy
- US-focused commercialization strategy with option to partner ex-US


Sympazan Story Flow
Educate, Reinforce, Demonstrate, and Collaborate
Establish Unmet Need
Reinforce Efficacy of Molecule
Demonstrate Administration & Dosing
Remove Perceived Barriers Copay + Access Support
Summary and Close
covermymeds


Selling Tools

12

 Libervant(diazepam buccal film)

Libervant: Untreated Patient Growth Opportunity

- Epileptic seizures affect ~3.4 million patients in US
  - 200K+ new diagnoses per year
- Only ~250K doses of diazepam rectal gel prescribed annually, due to:
  - 18-step administration process increases caregiver burden
  - Patient dignity and respect
  - Inaccurate dosing
  - Time to administer
- Broad label access to epilepsy at launch that includes refractory seizures
- Potential to expand rescue prescribing to ~1.2M patients with refractory seizures who are not treated or sub-optimally treated

Epileptic Seizures: Rescue Therapy Market



Patients with Epilepsy
3.4M
Patients with Refractory Seizures
1.2M



Diastat Unmet Needs
Physicians
Caregivers
Patients
Number of Respondents
12
10
8
6
4
2
0
9
10
2
3
1
1
3
2
1 1
2
1
1
Administration
Cost
Efficacy
Abuse
Onset
Side Effects
Compliance
Shelf Life

Diastat (diazepam rectal gel)



DIAZEPAM
10 mg delivery system

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Aquestive

Libervant: Proprietary Formulation with Potential to Expand Patient Usage

Libervant™
(diazepam) buccal film

- Buccal film administration of diazepam
- Dissolves quickly and demonstrates rapid achievement of therapeutic blood levels
- In development as rescue therapy for breakthrough epileptic seizures
- Alternative to Diastat® (diazepam rectal gel)
- Adult EMU study topline data to be presented as two late-breaking poster presentations at AES, December 2018
- Pre-NDA meeting scheduled for mid December 2018
  - Prepared to commence rolling submission before year end assume positive meeting outcome
- Granted orphan drug designation and fast track designation



15

Aquestive

Libervant: Pivotal Trial Design and Expected Timing



2017
2018
2019
EMU Study Starts ✓
Interim Data Analysis ✓
Top-line Data ✓
Pre-NDA Meeting
NDA Filed
PDUFA
Launch

Study	Patient Group	Primary Objectives	Secondary Objectives
Dose Proportionality Study (#162013)	Healthy adults	• Demonstrate dose proportional plasma levels for 5, 10 and 15mg doses	
Pivotal Bioavailability Study (#162021)	Healthy adults	• Compare pharmacokinetics and bioavailability in healthy subjects to reference product (diazepam rectal gel)	
Adult EMU Study (#160326)	Adult patients with epilepsy (n=30)	• Compare the pharmacokinetics and bioavailability in subjects with epilepsy in interictal condition, when they are not experiencing seizures, versus the ictal/peri-ictal condition, when they are experiencing seizures	• Evaluate **safety** following single-dose administration • Evaluate **usability** in the interictal and ictal/per-ictal conditions
Pediatric EMU Study (#160325)	Pediatric patients with epilepsy (n=16)		
Safety Study (#42-1703)	Children, adolescents and adults with refractory seizures (n=100)	• Safety and tolerability of chronic intermittent use of diazepam buccal film assessed by examination for any pathological changes in the oral mucosa and gustatory changes	• General safety-tolerability • Evaluate usability, including quality of life measures

Additional clinical trials include a food effect, phase one study and a label comprehension study

16

Aquestive

 17  Libervant: Healthy Volunteer Pivotal PK Data  Libervant produces peak diazepam plasma levels similar to diazepam rectal gel using lower doses of active ingredientPlot (right) shows 15 mg Libervant vs 20 mg DiastatLess inter-subject variability compared to all doses of Diastat  Fasted conditions; N=29-33, Trial #162021. Subjects 7 and 9 are non-responders to Diastat.

 18  Libervant: No ‘Non-Responders’  Current standard of care (Diastat rectal gel):Exhibits a population subset that does not obtain expected plasma concentrations of diazepamLibervant: Consistent plasma concentrations Even Diastat ‘non-responders’ received acceptable plasma concentrations with Libervant  Performed under fasted conditions; Trial #162021

 Libervant: Study Completed, Strong Results  19  Based on comparison of 21 subjects with valid pharmacokinetic profiles for both Treatment A and Treatment B

 Libervant: Adult EMU Safety & Tolerability  20    Majority of the treatment-emergent adverse events (TEAE) in this study were classified as unrelated to study drugThe most common adverse events that were classified as probably related to study drug were somnolence and dizziness and were relatively infrequent (overall frequency of 5.7% of subjects and 2.9% of subjects, respectively)  FREQUENCY OF PATIENTS EXPERIENCING TREATMENT-EMERGENT ADVERSE EVENTS CONSIDERED POSSIBLY OR PROBABLY RELATED TO STUDY DRUG AND NUMBER OF EVENTS - SAFETY POPULATION        Adverse Events n (%)  Period A (N=33)  Period B (N=33)  Overall (N=35)  Somnolence  2 (6.1%)  0  2 (5.7%)  Dizziness  1 (3.0%)  0  1 (2.9%)  Hypoaesthesia  1 (3.0%)  0  1 (2.9%)  Nausea  0  1 (3.0%)  1 (2.9%)  Paraethesia oral  1 (3.0%)  1 (3.0%)  1 (2.9%)

 Exservan(riluzole oral film)

 22  Exservan (Riluzole)  Oral soluble film formulation of riluzole for the treatment of Amyotrophic Lateral Sclerosis (ALS)Potential to be the only formulation of riluzole that doesn’t require water or liquid for swallowingCompleted a pilot PK and pivotal PK study, as well as a food effect studyAll studies successfully shown bioequivalence to the reference listed drug, RilutekRecently completed Swallowing Safety Study primary objective of the study was to evaluate the effect, if any, on swallowing safety in subjects with ALSstudy successfully met its primary objective and shows that AQST-117 has no adverse effect on swallowing safety in subjects with ALS.Expect to submit an NDA by 1Q19

 Complex Molecule Candidates & Partnered Products

AQST-108 (epinephrine): Injection to Oral

- 2017 injectable epinephrine market estimated to be approximately $1.7B and over 3.5M total prescriptions
- Potential alternative to EpiPen® intramuscular injection, the market leader in anaphylaxis treatment
- AQST-108 has the potential to:
  - Reduce treatment burden
  - Lower costs to healthcare system
  - Allow for more accurate dosing and patient compliance during times of life threatening anaphylaxis after exposure to allergens
- Expect to initiate next clinical trial in 1H 2019

Auto-injector Delivery


EPIPEN 2-PAK®
Auvi-Q

Sublingual Film



Source: IQVIA, IQVIA Combined Audit, 03/2018

24

Aquestive

AQST-108 (epinephrine): Proof of Concept Study

- Successfully demonstrated ability to achieve significant oral absorption using PharmFilm technology
- Highlighted the variability inherent in EpiPen administration

Mean profiles for Epinephrine Sublingual Film (ESF) compared to EpiPen® in Human Crossover Study



EpiPen® 0.3mg (mean/SD, n =10)
ESF prototype (mean/SD, n = 6)
ESF prototype (individual curves)
Epinephrine plasma concentration [ng/mL]
0.5
0.4
0.3
0.2
0.1
0
0
30
60
90
120
Time [minutes]
EpiPen Tmax
12 mins
AUVI Q Tmax
20 mins

Mean profiles for EpiPen® in Human Crossover Study



30 mins
EpiPen® 0.3mg (mean/SD, n =10)
EpiPen® 0.3mg (individual profiles)
Epinephrine plasma concentration [ng/mL]
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0
30
60
90
120
Time [minutes]

25

Aquestive

 26  AQST-108 (epinephrine): Optimized Formulation Appears Successful in Pig Model

AQST-305 (octreotide): Gateway to Peptides and Biologics via Sublingual Film

- Alternative to Sandostatin LAR®, a monthly depot injection
  - Market leader in treatment of acromegaly and neuroendocrine tumors
  - $843 million in sales in 2017[1]
- Twice daily administration of sublingual film eliminates need for monthly depot intramuscular injection
- Significant patient burden associated with Sandostatin
- Preclinical results demonstrated oral bioavailability levels of up to 10% vs. alternative technologies of <1%
- Dosed first patients in Q3 2018, with data by year-end 2018

Issues Associated with Sandostatin[2]:

- **Pain**
- **Injection Site Reactions**
- **Sub-optimal Symptom Control**
- **Emotional Impact**
- **Missed Work Days**

1. IQVIA, IQVIA Combined Audit, 03/2018
2. Strasburger et al, Patient reported outcomes of parenteral somatostatin analogue injections in 195 patients with acromegaly, Eur J Endocrinol, 12/18/15 EJE-15-1042

27

Aquestive

Validated Commercial Success of PharmFilm

Suboxone® Sublingual Film (buprenorphine and naloxone) CIII

- Reduces potential for abuse and improves safety, compliance, dissolution, taste and texture
- Market leader for treatment of opioid addiction that affects more than two million people in the United States
- Over one billion doses delivered to patients
- Captured ~54% of total prescriptions in first 9 months 2018, despite 12 alternative competitors
- Aquestive is sole and exclusive worldwide developer and manufacturer of brand and authorized generic
- Aquestive volumes remain stable for 2018
- Future Aquestive volume driven by branded / CMS, authorized generic and non-US branded


Buprenorphine/Naloxone Commercial Doses
Total Doses (EUTRx) 000's)
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Jan-13
May-13
Sep-13
Jan-14
May-14
Sep-14
Jan-15
May-15
Sep-15
Jan-16
May-16
Sep-16
Jan-17
May-17
Sep-17
Jan-18
May-18
Sep-18
Suboxone Film
Zubsolv
Bunavail
Generic Tablets

28

Aquestive

Apomorphine (APL-130277): Late-Stage Partnership with Sunovion

- Sunovion developed a sublingual film formulation of apomorphine utilizing Aquestive's PharmFilm technology
  - Currently delivered via injection (Apokyn Pen)
  - Aims to fulfill unmet need in patients with dysphagia
  - NDA under review for the treatment of patients with Parkinson's disease (PD) who experience motor fluctuations (OFF episodes) (affects ~500k U.S. patients)
- Reported positive top-line results from Phase 3 pivotal trial in January 2018
- PDUFA date in January 2019

Apokyn Pen: 7-Step Process[1]


APOKYN PEN
How to Use the APOKYN Pen
Preparing the APOKYN Pen for Cartridge Loading
Loading a Cartridge
Attaching the Pen Needle

Note: August 2016, Sunovion acquired Cynapsus, whose single asset is based on Aquestive technology, for $624M.
1. Source: US WorldMeds, LLC; 2014.

29

Aquestive

Multiple Upcoming Near-Term Catalysts

✓ = Milestone Achieved

	2017	H1 2018	H2 2018	2019+
Libervant ***(diazepam)***			EMU Adult Data ✓	NDA Submission; PDUFA Date; Launch
Sympazan ***(clobazam)***	NDA Filed ✓		Tentative Approval ✓ Final Approval ✓; Launch ✓	
Exservan ***(riluzole)***				NDA Submission; PDUFA Date; Launch
AQST-108 ***(epinephrine)***				Phase 1 Data; IND
AQST-305 ***(octreotide)***				Human PoC Data
APL-130277 ***(apomorphine)***		NDA Filed ✓		PDUFA Date; Launch(1)
KP415(2) ***(d-methylphenidate)***		Positive Top-Line Safety and Efficacy Data ✓		NDA Submission (1)

☐ = *Partnered product*

1. Aquestive estimate
2. Aquestive is entitled to double digit percentages of any value generated by KP415

30

Aquestive

Thank you